UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 1, 2015

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Arthur J. Gallagher & Co. (“Gallagher”) held its Annual Meeting of Stockholders on June 1, 2015 (the “Annual Meeting”). At the Annual Meeting, five items were submitted to Gallagher’s stockholders. The items are described in more detail in Gallagher’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2015. The final voting results are set forth below:

Item 1: Election of nine directors, each to serve for a one-year term until Gallagher’s 2016 Annual Meeting of Stockholders:

Directors	For	Against	Abstain	*Broker Non-Votes
Sherry S. Barrat	138,984,615	424,607	29,971	16,214,621
William L. Bax	138,351,211	1,059,370	28,612	16,214,621
D. John Coldman	138,590,378	818,606	30,209	16,214,621
Frank E. English, Jr.	138,442,387	967,198	29,608	16,214,621
J. Patrick Gallagher, Jr.	135,874,762	2,959,065	605,366	16,214,621
Elbert O. Hand	138,489,811	915,119	34,263	16,214,621
David S. Johnson	132,755,102	6,654,379	29,712	16,214,621
Kay W. McCurdy	138,878,927	532,513	27,753	16,214,621
Norman L. Rosenthal	138,435,411	962,869	40,913	16,214,621

	For	Against	Abstain	*Broker Non-Votes
Item 2: Ratification of the Appointment of Ernst & Young LLP as Gallagher’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2015	152,499,199	3,117,286	37,329	—

Item 3: Approval of the Arthur J. Gallagher & Co. Employee Stock Purchase Plan	137,982,796	1,385,958	70,439	16,214,621

Item 4: Approval of the Arthur J. Gallagher & Co. Senior Management Incentive Plan	135,365,562	2,377,891	1,695,740	16,214,621

Item 5: Advisory Vote on the Compensation of Gallagher’s Named Executive Officers	136,596,844	2,722,290	120,059	16,214,621

* Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted with respect to a non-routine proposal because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. If a broker does not receive voting instructions from the beneficial owner, a broker may vote on routine matters, such as the ratification of the Independent Registered Public Accounting Firm, but may not vote on non-routine matters. Broker non-votes are counted for the purpose of determining the presence of a quorum but are not counted for the purpose of determining the number of shares entitled to vote on non-routine matters such as the election of Directors, approval of the Gallagher Employee Stock Purchase Plan, approval of the Gallagher Senior Management Incentive Plan and the advisory vote on the compensation of Gallagher’s named executive officers.

Item 7.01.	Regulation FD Disclosure.

The slides containing information presented at the Annual Meeting are furnished as Exhibit 99 to this report. This exhibit may also be accessed at Gallagher’s website (www.ajg.com) under the heading Investor Relations.

Item 9.01.	Financial Statements and Exhibits.

99	Slides presented at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: June 1, 2015	/s/ WALTER D. BAY
Walter D. Bay Vice President, General Counsel and Secretary